EXHIBIT 99.2
Texas Capital Bancshares, Inc. Earnings Release April 19, 2006

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2005, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

OPENING COMMENTS Financial highlights Net income for Q1-2006 of $6.6 million EPS for Q1-2006 of $0.25 Growth of 37% in total loans and 24% in total deposits over Q1-2005 Results for Q1 validate business strategy Results consistent with guidance for full year Pace of growth in business remains very strong with exceptionally strong loan growth Results reflect continued investment and expansion of lines of business TexCap Insurance - first full quarter impact of major investment made in Q4 Houston - addition of private client group Lender Finance - first full quarter following expansion Measurable improvement in market share All lines of business well positioned for continued expansion New and rapidly growing businesses clearly demonstrating potential for growth and profitability

Net income for Q1-2006 at $6.6 million Growth of 26% EPS growth of 25% to $0.25 Growth in loans* Held for investment - 36% growth over Q1-2005; increase of 8% on linked-quarter basis Total loans - 36% growth over Q1-2005; increase of 8% on linked-quarter basis Growth in deposits* Demand deposits - 22% growth over Q1-2005; decrease of 3% on linked-quarter basis Total deposits - 30% growth over Q1-2005; increase of 3% on linked-quarter basis Increase of net interest margin to 4.09% Increase of 48 bp over Q1-2005 and decrease of 4 bp from Q4-2005 Improved earning asset mix - declining security position Rapid loan growth and seasonal reduction in demand deposits limited margin expansion Historically, demand deposits follow loan growth * Average balances PERFORMANCE SUMMARY

FINANCIAL REVIEW

INCOME STATEMENT In Thousands Q1-06 Q4-05 Q3-05 Q2-05 Q1-05 Net interest income $ 28,721 $ 28,461 $ 26,958 $ 24,484 $ 21,668 Provision for loan losses - - - - - Net interest income after provision for loan losses 28,721 28,461 26,958 24,484 21,668 Non-interest income 6,072 5,986 5,790 4,694 4,179 Non-interest expense 24,713 22,736 21,249 19,190 17,854 Income before income taxes 10,080 11,711 11,499 9,988 7,993 Income tax expense 3,437 3,966 3,915 3,401 2,717 Net income $ 6,643 $ 7,745 $ 7,584 $ 6,587 $ 5,276 Diluted EPS $ .25 $ .29 $ .28 $ .25 $ .20 Key Ratios Net interest margin 4.09% 4.13% 3.97% 3.88% 3.61% EA/TA 93.4% 93.6% 93.9% 94.0% 94.3% ROA 0.88% 1.04% 1.04% 0.97% 0.82% Leverage 14.0x 13.9x 13.5x 13.5x 13.3x ROE 12.2% 14.5% 14.4% 13.1% 10.9% Efficiency 71.0% 66.0% 64.9% 65.8% 69.1%

ITEMS IMPACTING Q1-2006 In Thousands Q4-2005 to Q1-2006 comparison All are in the normal course of business, but can significantly affect quarter-to-quarter comparisons. Impact from the items listed below on: EPS - $0.047 ROE - 14.5% vs. 12.2% ROA - 1.04% vs. 0.88% Efficiency - 66.2% vs. 71.0% Pretax Increase from Q4-2005 FICA and other employment taxes* $ 691 Difference in days* 638 FAS 123R 426 Restricted stock vesting 128 Total $ 1,883 * Always affect Q1 as compared to Q4.

NET INTEREST & MARGIN Impact of exceptional loan growth - positive on net income; slight decline in NIM Total loan growth of 8% from Q4-2005 and 36% from Q1-2005 Improved earning asset composition with loans at 78% versus 76% in Q4-2005 and 67% in Q1-2005, reaching 80% at quarter-end Funded with increase in interest-bearing liabilities and reduction in liquidity assets and securities Seasonal weakness in deposits following very strong growth in Q4-2005 Expansion of operating leases - fixed rate financing, not included in earning assets Selective increase in fixed rate loans Small compression in yields vs. funding costs on both fixed rate loans and securities Result: Decline (4 bps) in linked-quarter NIM - insignificant consequence of rapid growth with no adverse impact on income NET INTEREST MARGIN

FINANCIAL SUMMARY In Thousands Period End Period End Period End Q1 2006 Q4 2005 Q1 2005 Q1/Q4 % Change YOY % Change Loans held for investment $2,263,007 $2,075,961 $1,676,799 9% 35% Loans held for sale 130,285 111,178 70,672 17% 84% Total loans 2,393,292 2,187,139 1,747,471 9% 37% Securities 604,987 630,482 754,154 (4)% (20)% Demand deposits 481,410 512,294 405,162 (6)% 19% Total Deposits 2,463,719 2,495,179 1,981,701 (1)% 24% Total Assets 3,192,932 3,042,225 2,636,920 5% 21% Quarterly net income 6,643 7,745 5,276 (14)% 26% Quarterly diluted EPS .25 .29 .20 (14)% 25%

FINANCIAL SUMMARY In Thousands Averages Averages Averages Averages Q1 2006 Q4 2005 Q4 2005 Q1 2005 Q1/Q4 % Change YOY % Change Loans held for investment $2,168,410 $2,168,410 $2,006,132 $1,590,207 8% 36% Loans held for sale 102,030 102,030 99,882 81,956 2% 24% Total loans 2,270,440 2,270,440 2,106,014 1,672,163 8% 36% Securities 616,288 616,288 646,935 778,622 (5)% (21)% Demand deposits 445,012 445,012 458,743 363,398 (3)% 22% Total Deposits 2,410,133 2,410,133 2,341,284 1,849,448 3% 30% Total Assets 3,077,141 3,077,141 2,942,556 2,610,647 5% 18%

QTD AVERAGE BALANCES, YIELDS, AND RATES In Thousands Q1 2006 Q1 2006 Q4 2005 Q4 2005 Q1 2005 Q1 2005 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 616,288 4.65% $ 646,935 4.49% $ 778,622 4.44% Fed funds sold & liquidity investments 3,312 4.29% 19,533 3.92% 30,235 2.67% Loans held for sale 102,030 13.10% 99,882 13.99% 81,956 11.29% Loans held for investment 2,168,410 7.98% 2,006,132 7.59% 1,590,207 5.97% Total loans, net of reserve 2,251,542 8.28% 2,087,090 7.97% 1,653,233 6.30% Total earning assets 2,871,142 7.49% 2,753,558 7.12% 2,462,090 5.67% Total assets $3,077,141 $2,942,556 $2,610,647 Liabilities and Stockholders' Equity Total interest bearing deposits $1,965,121 3.98% $1,882,541 3.58% $1,486,050 2.44% Other borrowings 380,832 4.21% 325,350 3.60% 534,773 2.47% Long-term debt 46,394 7.24% 44,722 7.00% 20,620 6.43% Total interest bearing liabilities 2,392,347 4.08% 2,252,613 3.65% 2,041,443 2.49% Demand deposits 445,012 458,743 363,398 Stockholders' equity 220,473 211,498 196,565 Total liabilities and stockholders' equity $3,077,141 3.17% $2,942,556 2.80% $2,610,647 1.94% Net interest margin 4.09% 4.13% 3.61%

Assets Liabilities 0.66 0.46 0.2 0.14 0.08 0.07 0.06 0.33 Asset Sensitive Differential: Approx. $665 million INTEREST SENSITIVITY POSITION Floating Rate Other Loans Securities Loans Fixed Rate Floating Rate Money Market & Fed Funds Non- Interest Checking Fixed Rate Capital Term Deposits & Rev Repos Asset Sensitive GAP Assets Liabilities Data : 1st Qtr Average Balance Sheet

DEPOSIT AND LOAN GROWTH Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 27% Total Deposit CAGR: 27% Loans Held for Investment CAGR: 26% 2001 2002 2003 2004 2005 Q1-2006 Loans Held for Investment 855 1003 1230 1565 2076 2263 2001 2002 2003 2004 2005 Q1-2006 Demand Deposits 136 239 302 398 512 481 Interest Bearing Deposits 750 858 1103 1392 1983 1983 2001 2002 2003 2004 2005 ($ in millions) Q1-2006 886 1,197 1,445 1,790 2,495 2,464

REVENUE AND EXPENSE GROWTH Operating Revenue CAGR: 33% Net Interest Income CAGR: 32% Non-interest Income CAGR: 39% Non-interest Expense CAGR: 33% Net Interest Income Non-interest Income Non-interest Expense 2001 2002 2003 2004 2005 Q1-2006 Non Interest Expense 29432 35370 48430 57340 81030 98852 2001 2002 2003 2004 2005 Q1-2006 Net Interest Income 35055 42246 53155 74742 101571 114884 Non Interest Income 5983 8625 10892 13632 20649 24288 2001 2002 2003 2004 2005 ($ in thousands) 2006* 41,038 50,871 64,047 88,374 122,220 139,172 * 2006 annualized through 3/31/2006.

CREDIT QUALITY Credit quality remains strong Net recoveries of $12,000 in Q1-2006 Net recovery for trailing 12 months Total NCO's for last 2 years now only $40,000 Losses since inception < 10 bps Reserve position remains high as multiple of historical NCO's and NPL's Non-accrual loans remain very low at 27 bps

CREDIT QUALITY Allowance / Loans .84% .91% 1.20% 1.44% 1.45% NPL to Loans .39% .41% .39% .83% .29% Allowance to NPL 2.1x 2.2x 3.1x 1.7x 5.0x Allowance to non-accruals 3.1x 3.3x 3.2x 1.7x 5.2x Non-accrual loans to loans ..27% ..27% ..37% ..83% ..28% Net Charge-offs / Average Loans Q1-2006 2005 2004 2003 2002

EARNINGS GUIDANCE Confirming Earnings Guidance for 2006 Q1 results consistent with 2006 net income range of $32 million to $35 million (before 123R equity-linked compensation expense) Range as adjusted for 123R is $30.5 million to $33 million Assumptions Improvement in ROA and ROE Superior growth in loans and deposits with increases > 20% Margin expansion - modest compared to 2005 Yield curve - continued reduction in securities with adverse effect on net interest margin Increased profit contribution from all lines of business Continued investment in businesses at strong pace

CLOSING COMMENTS Closing comments Strong quarter, strong year Economic outlook positive Confident of continued growth in 2006

Q & A